UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 944555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

As disclosed during the earnings call of Electronics For Imaging, Inc. (the “Company” or EFI) held on September 11, 2017, the Company expected that the review of our revenue recognition practices would require the expenditure of significant management time and that we would incur significant accounting, legal, and other expenses totaling approximately $5 million during the three and nine months ended September 30, 2017, which would impact our net income calculated in accordance with generally accepted accounting practices (“GAAP Net Income”) for those periods. The Company’s Board of Directors requested that management refrain from paying certain fees related to the review so that those fees could be considered further. As a result, the Company did not accrue approximately $1.2 million of fees, which it has since determined should have been accrued, and which were not included in our third quarter earnings release dated October 26, 2017 in which the Company reported GAAP Net Income of $1.9 million and $9.4 million, respectively, for the three and nine months ended September 30, 2017. The Company has since determined that it incurred accounting, legal and other expenses related to the review of our revenue recognition practices of $4.7 million for the three and nine months ended September 30, 2017. The Company’s GAAP net income for the three and nine months ended September 30, 2017 was $1.1 million and $8.7 million, respectively, rather than $1.9 million and $9.4 million, respectively, as previously reported. Earnings per share calculated in accordance with generally accepted accounting principles (“GAAP EPS”) was $0.02 and $0.18 per diluted common share, respectively, rather than $0.04 and $0.20 for the three and nine months ended September 30, 2017, respectively, as previously reported. As previously reported, non-GAAP net income was unchanged at $22.7 million and $74.0 million, respectively, and non-GAAP EPS was unchanged at $0.48 and $1.57, respectively, for the three and nine months ended September 30, 2017.

The information provided pursuant to this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2017, the Company hosted an “Investor Day” in New York City for investors and analysts, and the general public via webcast. Certain slides relating to the presentation are attached hereto as Exhibits 99.1.

Safe Harbor for Forward Looking Statements

The information included in this Item 7.01 and Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “consider”, “continue”, “estimate”, “expect”, “look”, “plan”, and “progress” and statements in the future tense are forward looking statements. The statements in this Item 7.01 and Exhibit 99.1 that could be deemed forward-looking statements include statements regarding EFI’s strategy, plans, financial projections, expectations regarding its operating income, gross margin, revenue and earnings growth, product portfolio, productivity, future opportunities for EFI and its customers, demand for products, repurchases under its share repurchase plan, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, intense competition in each of our businesses, including competition from products developed by EFI’s customers; our ability to remediate the material weaknesses identified in EFI’s internal control over financial reporting; the uncertainty of the outcome of the pending securities lawsuits against EFI; unforeseen expenses; fluctuations in currency exchange rates; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; our ability to successfully integrate acquired businesses; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; the impact of changing consumer preferences on demand for our textile products; litigation involving intellectual property rights or other related matters; the uncertainty regarding the amount and timing of future share repurchases by EFI and the origin of funds used for such repurchases; the market prices of EFI’s common stock prior to, during and after the share repurchases; and any other risk factors that may be included from time to time in the Company’s SEC reports.

Readers are cautioned not to place undue reliance on the forward-looking statements included in the information included in this Item 7.01 and Exhibit 99.1, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update information contained in this Item 7.01 and Exhibit 99.1. For further information regarding risks and uncertainties associated with the Company’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting the Company’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or the Company’s Investor Relations website at www.efi.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	EFI Investor Day, November 1, 2017 – Excerpts from Presentation

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 1, 2017

Exhibit No.	Description

99.1	EFI Investor Day, November 1, 2017 – Excerpts from Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 1, 2017	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Marc Olin
	Name:	Marc Olin
	Title:	Chief Financial Officer